SALE OF AMK	9 Months Ended
Sep. 30, 2017
Sale Of Amk
SALE OF AMK

On January 27, 2017, the Company sold all of the outstanding shares of AMK to Meyer Tool, Inc. pursuant to a Stock Purchase Agreement dated January 27, 2017 for a purchase price of $4,500,000, net of a working capital adjustment of $(240,000), plus additional quarterly payments, not to exceed $1,500,000, equal to five percent (5%) of Net Revenues of AMK commencing April 1, 2017. The Company recorded a $338,000 gain on the sale of AMK. The gain on sale was the difference between the non-contingent payments and the carrying value of the disposed business. The Company has made an accounting policy decision to record the contingent consideration as it is determined to be realizable.

In  June 2017, the Company agreed to a final working capital adjustment with the buyer reducing the gain on sale from $ 451,000 to $338,000  for the six months ended June 30, 2017.